UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2024

AmeriServ Financial, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Main and Franklin Streets, Johnstown, PA	15901
(address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock	ASRV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2024, AmeriServ Financial, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with SB Value Partners, L.P. (the “Investor”). As of the date of the Agreement, the Investor beneficially owns 1,319,019 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), or approximately 7.7% of the outstanding shares of Common Stock.

Under the Agreement, the Company, including members of senior management and other designated members of the Company’s Board of Directors (the “Board”), and the Investor will regularly consult on financial performance metrics (including, without limitation, EPS growth, efficiency ratio improvement, and deposit and loan growth), business development, and similar matters. In addition, during the term of the Agreement, the Company and the Investor will actively engage in substantive collaborative discussions designed to promote performance improvement and optimal Company performance in light of the Company’s strategic objectives, subject in all events to input from and approval by the Board.

During the term of the Agreement, Investor has agreed to vote all shares of Common Stock then beneficially owned by it at each annual or special meeting of shareholders of the Company in accordance with the recommendations of the Board, except the Investor may vote in its sole discretion on any proposal relating to an Extraordinary Transaction (as defined in the Agreement). Additionally, during the term of the Agreement, the Investor, when requested by the Company, has agreed to publicly (and in any engagement with shareholders and proxy advisory firms) and privately support, to the fullest extent practicable (and in accordance with all applicable laws, rules, and regulations), in favor of the Company, the Company’s director nominations, proposals and/or announcements made by the Company, and any other matters, including, without limitation, the Company’s response to any campaigns that may be waged by any person against or in opposition to the Company or the Board’s recommendations and decisions.

The Investor has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain announcements regarding transactions involving the Company, (ii) soliciting proxies, (iii) advising or knowingly encouraging any person with respect to the voting or disposition of securities of the Company other than in a manner consistent with the Board’s recommendation or in connection with an Extraordinary Transaction, (iv) other than in an open market sale transaction in which the identity of the purchaser is not known, selling securities of the Company to any third party with a known history of activism or known plans to engage in activism, (v) taking actions to change or influence the Board, Company management, or the direction of certain matters relating to the Company, and (vi) owning more than 9.9% of the then outstanding shares of Common Stock, except with the prior written consent of the Company (subject to any required regulatory approvals).

Further, the Company and the Investor have agreed to a release of claims against each other with respect to all claims or actions, including, without limitation, any potential claims or actions that existed through the date of the Agreement. During the term of the Agreement, the Company and the Investor have agreed that they will not disparage each other.

The Agreement will remain in effect until the date that immediately follows the closing of the period for submission of shareholder nominations for the Company’s 2025 annual meeting of shareholders. Either party may terminate the Agreement in the event of an uncured material breach of the Agreement by the other Party. The term of the Agreement may be extended at any time by mutual written agreement of the parties.

The Company has also agreed to reimburse the Investor for its documented legal or other expenses.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On April 22, 2024, the Company issued a press release announcing its entry into the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information

The Company intends to file a proxy statement and a GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2024 annual meeting of shareholders (the “Annual Meeting”). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING GOLD PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.ameriserv.com/sec-filings/documents.

Participant Information

The Company, its directors and certain of its executive officers (as set forth below) are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections entitled “Executive Compensation” and “Compensation of Directors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 27, 2024 (the “2023 Form 10-K”), commencing on pages 115 and 126, respectively, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section entitled “Security Ownership of Directors and Management” in the Company’s proxy statement on Schedule 14A filed on April 26, 2023 on pages 15–16 and available here, and as updated in the filings referenced in the table below. Supplemental information regarding their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.ameriserv.com/sec-filings/documents or through the SEC’s website at www.sec.gov. Information can also be found in the 2023 Form 10-K. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Directors and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Directors(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
J. Michael Adams, Jr. (Chairman)	152,438(2)	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Richard W. Bloomingdale (Vice Chairman)	9,919	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Amy Bradley	14,098	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

David J. Hickton	4,998	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Kim W. Kunkle	214,413(3)	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Margaret A. O’Malley	357,328	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Daniel A. Onorato	33,502	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Mark E. Pasquerilla	486,237(4)	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Jeffrey A. Stopko (President and Chief Executive Officer)	164,189	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Certain Executive Officers(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Michael D. Lynch (Executive Vice President, Chief Financial and Investment Officer and Chief Risk Officer)	35,332	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

(1) The business address for each of the “participants” set forth in the tables above is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

(2) Includes 23,897 shares of the Company’s common stock held in a voting trust for the benefit of Mr. Adams’ parents, of which Mr. Adams serves as voting trustee, and 50 shares of the Company’s common stock held on behalf of Mr. Adams’ minor child.

(3) Includes 67,390 shares of the Company’s common stock held by Laurel Holdings, Inc, of which Mr. Kunkle is an officer. With respect to each, Mr. Kunkle has voting and investment power.

(4) Includes 287,150 shares of the Company’s common stock held by Pasquerilla Enterprises LP, of which Mr. Pasquerilla is the sole member of its general partner, and has the power to vote such shares, and 125,500 shares of the Company’s common stock held by Marenrico Partnership, of which Mr. Pasquerilla is one of the partners and has the power to vote such shares. 125,500 shares held by Marenrico Partnership and 287,150 shares held by Pasquerilla Enterprises LP are separately pledged to financial institutions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Cooperation Agreement, dated as of April 18, 2024, between AmeriServ Financial, Inc. and SB Value Partners, L.P.

99.1	Press release, dated April 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

Date: April 22, 2024	By	/s/ Michael D. Lynch
Michael D. Lynch
EVP & CFO